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                                                                    Exhibit 10.1
                                 EXECUTION



                             JDN REALTY CORPORATION

                               FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



          This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this ``AMENDMENT'') is dated as of June 21, 1996, and is entered into by and among JDN REALTY CORPORATION, a Maryland corporation (the ``COMPANY''), and the lenders specified on the signature pages hereof (the ``LENDERS'') and BANKERS TRUST COMPANY (``BANKERS''), as agent for the Lenders (in such capacity, the ``AGENT'').


                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Company, the Lenders and the Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of August 29, 1995 (the ``CREDIT AGREEMENT''); capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement;

          WHEREAS, the Company has requested that the Agent and the Lenders amend the Credit Agreement to, among other things, (i) reduce the interest rate borne by Eurodollar Rate Loans, (ii) eliminate the quarterly reductions to the Borrowing Base which were to begin on July 1, 1997, (iii) limit Investments by the Company and its Subsidiaries in joint ventures to $30,000,000, and (iv) limit the projects under development at any one time of JDN Development to $120,000,000, in each case as more particularly set forth herein;

          WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement, but only on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, the Company, the Agent and the Lenders hereby agree as follows:

                                       1
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                                    SECTION
                                      1.
                         AMENDMENTS TO CREDIT AGREEMENT

          On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Agent and Lenders agree, pursuant to Subsection 9.6 of the Credit Agreement, as follows:


          1.  AMENDMENTS TO SECTION 1.
              -----------------------

          2. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``Borrowing Base'' contained therein in its entirety as follows:

               ```BORROWING BASE' means, (i) as at any date of determination and as determined by Agent on a quarterly basis, the lesser of (a) 60% of Property FMV and (b) 635% of Cash Available for Debt Service, as calculated for the four most recent complete calendar quarters preceding such date of determination as to which the Lenders have received the financial statements required by subsection 5.1(i) in respect of such quarter (it being understood and agreed that, with respect to any Property added to the pool of Properties pursuant to subsection 2.10, Cash Available for Debt Service for such Property shall be calculated (1) on a pro forma basis based on historical financial statements (to the extent available) for such four calendar quarter period, or (2) to the extent historical financial statements are not available for such period, on a pro forma basis in consultation with the Agent, which calculations pursuant to clauses (1) and
     (2) shall be satisfactory to the Agent in its reasonable discretion);

     provided, however, that the Borrowing Base is also subject to reduction
     --------  -------
     from time to time as provided in subsections 2.9A and 5.11E.''

  3. Subsection 1.1 of the Credit Agreement is hereby further amended by amending and restating the definition of ``Commitment Termination Date'' contained therein in its entirety as follows:

       ```COMMITMENT TERMINATION DATE' means the Maturity Date.''


  4.   AMENDMENTS TO SECTION 2.
       -----------------------

  Subsection 2.2A(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

       ``(ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 1.50% per annum.''
                     ----

                                       2
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  5.   AMENDMENTS TO SECTION 6.
       -----------------------

  6. Subsection 6.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

       ``6.2  INVESTMENTS AND ESCROW DEPOSITS.
              -------------------------------

       The Company shall not permit, the sum of the aggregate amount of Investments of the Company and its Subsidiaries (excluding Investments in JDN Development) plus the aggregate amount of Cash and Government
                      ----
     Securities deposited in escrows to se cure any letter of credit (excluding letters of credit for the account of JDN Develop ment) to exceed $30,000,000.''

  7.   AMENDMENTS TO SECTION 5.
       -----------------------

  8. Subsection 5.1(i) of the Credit Agreement is hereby amended by deleting the phrase ``after the end of each calendar quarter of each calendar year,'' appearing therein and insert ing the phrase ``after the end of each of the four calendar quarters of each calendar year,'' in its place.

  9. Subsection 5.1(ii) of the Credit Agreement is hereby amended by deleting the phrase ``after the end of each calendar quarter of each calendar year,'' appearing therein and inserting the phrase ``after the end of each of the four calendar quarters of each calendar year,'' in its place.

  10. Subsection 5.1(xi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

       ``(xi)  Financial Plans:  together with each delivery of financial
               ---------------
     statements of the Company for the last calendar quarter of each calendar year pursuant to subdivisions (i) and (ii) above, a projected statement of Property Income and Property Expense for each Property for the next succeeding year, together with an explanation of the assumptions on which such forecasts are based, and such other information and projections as the Lenders may reasonably request;''

  11. Subsection 5.1(xii) of the Credit Agreement is hereby amended by deleting the phrase ``as soon as available'' appearing therein and inserting the phrase ``together with each delivery of financial statements of the Company pursuant to subdivision

(iii) above'' in its place.

  12. Subsection 5.1(xv) of the Credit Agreement is hereby amended by deleting the word ``fifteen'' appearing therein and inserting the number ``45'' in its place.

                                       3
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  13.  AMENDMENTS TO SECTION 6.
       -----------------------

  14. Subsection 6.10A of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

       ``The Company and its Subsidiaries shall not (i) have projects under development at any one time that exceed (a) an aggregate of 2,200,000 square feet of gross leasable area of retail space (``GLA'') and (b) an aggregate cost of $154,000,000 or (ii) permit JDN Development to have projects under development at any one time that exceed an aggregate cost of $120,000,000; provided that the restrictions contained in clause (i) above
                   --------
     shall not apply to development projects by non-consolidated joint ventures (including partnerships and limited liability companies) in which the Company or any Subsidiary is a joint venturer (including a partner or member) or by non-consolidated Affiliates of the Company, in each case, financed with Indebtedness which is non-recourse to the Company.''

  15. Subsection 6.10A of the Credit Agreement is hereby further amended by deleting the second paragraph thereof in its entirety.


                                   SECTION 1.
                         REPRESENTATIONS AND WARRANTIES

  In order to induce the Agent and the Lenders to enter into this Amendment, the Company hereby represents and warrants to the Agent and the Lenders that:

  16.  AUTHORIZATION; BINDING OBLIGATIONS.  The Company has all requisite
       ----------------------------------
corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company. This Amendment has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies. The Credit Agreement, as amended by this Amendment, is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

  17.  INCORPORATION OF REPRESENTATIONS.  Each representation and warranty of
       --------------------------------
the Company contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of the Amendment Effective Date.

                                       4
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  18.  ABSENCE OF DEFAULTS.  No event has occurred and is continuing or would
       --------------------
result from the execution, delivery or performance of this Amendment that constitutes or would constitute an Event of Default or a Potential Event of Default after giving effect to this Amendment.

  19.  PERFORMANCE.  The Company has performed in all material respects all
       ------------
agreements and satisfied all conditions which this Amendment provides shall be performed by it on or before the date hereof.

  20.  CONSENT.  No other consents are required under any Indebtedness or other
       --------
agreement to which the Company is a party in order to consummate this Amendment.


                                   SECTION 1.
                                 MISCELLANEOUS

  21.  EFFECT OF AMENDMENT.
       -------------------

  Except as specifically provided herein, this Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Amendment.

  On and after the Amendment Effective Date, each reference in the Credit Agreement to ``this Agreement'', ``hereunder'', ``hereof'', ``herein'' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the ``Credit Agreement'', ``thereunder'', ``thereof'', or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

  22.  FEES AND EXPENSES.  The Company acknowledges that all costs, fees and
       -----------------
expenses as described in subsection 9.2 of the Credit Agreement incurred by the Agent and the Lenders and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

  23.  HEADINGS.       Section and subsection headings in this Amendment are
       ---------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

  24.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
       --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

                                       5
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INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

  25.  COUNTERPARTS.  This Amendment may be executed in any number of
       ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

  26.  EFFECTIVENESS.  This Amendment shall become effective (the
       -------------
``AMENDMENT EFFECTIVE DATE'') upon the satisfaction of each of the following conditions:

  27. The Agent and each Lender shall have received counterparts hereof duly executed by each of the Company, the Lenders and the Agent.

  28. On or before the Amendment Effective Date, the Agent, each Lender and their respective counsel shall have received one or more favorable written opinions of counsel for the Company, in form and substance reasonably satisfactory to the Agent and its counsel, dated as of the Amendment Effective Date and setting forth such matters as the Agent may reasonably request.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                       6
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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  COMPANY:
                            JDN REALTY CORPORATION


                            By:
                            Title:




                  AGENT:
                            BANKERS TRUST COMPANY,
                            as Agent


                            By:
                            Title:


                                       7
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                  LENDERS:

                            BANKERS TRUST COMPANY,
                            as a Lender


                            By:
                            Title:



                            BANK OF AMERICA ILLINOIS,
                            as a Lender


                            By:
                            Title:

                                       8
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                            ORIX USA CORPORATION,
                            as a Lender


                            By:
                            Title:



                            THE BANK OF NOVA SCOTIA,
                            as a Lender


                            By:
                            Title:

                                       9